UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

GELTECH SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GelTech Solutions, Inc.

1460 Park Lane South, Suite 1

Jupiter, FL 33458

(561) 427-6144

To The Shareholders of GelTech Solutions, Inc.:

We are pleased to invite you to attend the 2018 Annual Meeting of the shareholders of GelTech Solutions, Inc., which will be held at 10:00 a.m. on June 18, 2018 at our corporate headquarters in Jupiter, Florida, at the above address, for the following purposes:

1.	To elect members to our Board of Directors;
2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150 million to 200 million shares;
3.	To approve GelTech’s executive officer compensation;
4.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s named executive officer compensation should be held every one, two or three years;
5.	To ratify the appointment of our independent registered public accounting firm for 2018; and
6.	For the transaction of such other matters as may properly come before the Annual Meeting.

GelTech Board of Directors has fixed the close of business on April 20, 2018 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 18, 2018: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:00 a.m.  Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Peter Cordani
Peter Cordani
Chief Executive Officer

Dated: May 7, 2018

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

GelTech Solutions, Inc.

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(561) 427-6144

PROXY STATEMENT

GelTech Solutions, Inc.

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(561) 427-6144

2018 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of GelTech Solutions, Inc., a Delaware corporation, which we refer to as “GelTech” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2018 Annual Meeting of Shareholders to be held at 10:00 a.m. on June 18, 2018 at our corporate headquarters at the above address in Jupiter, Florida. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about May 9, 2018. A copy of our Form 10-K for the year ended December 31, 2017 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Our Board has fixed the close of business on April 20, 2018 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 85,238,790 shares of common stock outstanding. Each share of GelTech common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, GelTech has issued no preferred stock which is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Transfer Online, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by GelTech.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by GelTech are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if GelTech is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals. Because Proposal 2 requires a majority of our outstanding shares to vote “FOR” approval, a broker non-vote will adversely affect this proposal.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter. See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposal 1, 3, and 4 are non-routine and Proposals 2 and 5 are routine.

How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, abstentions have no effect on any of the proposals except for Proposal 2.

How Many Votes are Needed for Each Proposal to Pass, is Broker Discretionary Voting Allowed and what is the effect of an abstention?

Proposals	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
(1) To elect the board of directors	Plurality	No	Not applicable
(2) To approve the amendment to the Certificate of Incorporation to Increase the Authorized Shares of Common Stock to 200 million	Majority of the outstanding voting shares	Yes	Vote against
(3) To approve GelTech’s executive officer compensation	Majority of the votes cast	No	No effect
(4) To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s executive officer compensation should be held every one, two or three years	Majority of the votes cast	No	No effect
(5) To ratify the appointment of our independent registered public accounting firm for 2018	Majority of the votes cast	Yes	No effect

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of GelTech, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by GelTech. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Michael Reger, Peter Cordani and Michael Hull, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold GelTech stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, (561) 427-6144.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to GelTech shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2019 Annual Meeting?

If you wish to submit a proposal to be considered at the 2019 Annual Meeting, the following is required:

•

For a shareholder proposal to be considered for inclusion in GelTech’s Proxy Statement and proxy card for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than January 9, 2019, which is 120 calendar days prior to the anniversary date GelTech’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•

Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2019 Annual Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in GelTech’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2019 Annual Meeting; Provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be received no later than close of business on the 10th day after public disclosure of the 2019 Annual Meeting is made. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

•

Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2019 Annual Meeting.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2019 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3, 4, (three years), and 5.

PROPOSAL 1. ELECTION OF DIRECTORS

We currently have eight members of our Board, all of whose terms will expire at this Annual Meeting. The Board proposes the election of the following nominees as directors:

Michael Reger

Peter Cordani

Michael Becker

David Gutmann

Leonard Mass

Phil O’Connell, Jr.

Neil Reger

Victor Trotter

All of the nominees listed above is currently a director of GelTech, have been nominated for election this year and have agreed to serve if elected. The eight persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board as of the record date:

Name	Age	Appointed
Michael Reger	54	October 2016
Peter Cordani	56	July 2007
Michael Becker	66	January 2012
David Gutmann	49	June 2015
Leonard Mass	76	May 2010
Phil O’Connell, Jr.	77	November 2006
Neil Reger	79	October 2013
Victor Trotter	54	April 2016

Executive Officers

Name	Age	Position
Peter Cordani	56	Chief Executive Officer and Chief Technology Officer
Michael Reger	54	President
Michael Hull	64	Chief Financial Officer
Daniel Simon	62	Chief Operating Officer
Matthew Struzziero	30	Vice President Wildland and Soil₂O

See above for Mr. Peter Cordani’s biography.

Michael Hull has served as our Chief Financial Officer since March 2008. From January 2010 until August 2011, Mr. Hull was President of Accounting Outsource Solutions LLC which provided Chief Financial Officer and related services to small public companies.

Daniel Simon has been our Chief Operating Officer since November 7, 2014 and prior to that was our Director of Utility Markets beginning in October 2013. Prior to that, Mr. Simon spent approximately 40 years with Con Edison with his last position being Emergency and Environmental Manager in Manhattan.

Matthew Struzziero has been our Vice President of Wildland and Soil₂O since June 26, 2017 and prior to that was our Director of Sales Operations beginning in July 2013.

Mr. Michael Reger, our Chairman and President, is the son of Neil Reger, a director of GelTech. There are no other family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. See the section titled “Related Person Transactions” below for further information concerning our employment of Cordani family members.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of GelTech and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of GelTech. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board.

The Board currently has and appoints the members of: the Audit Committee, the Compensation Committee, the Nominating Committee and the Executive Committee. The Audit Committee has a written charter approved by the Board which is filed as Exhibit 99.1 to our Form 10-K for the year ended December 31, 2017.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Audit	Compensation	Nominating	Executive
Peter Cordani
Michael Reger
Michael Becker	✓	✓	✓		✓
David Gutmann	✓
Leonard Mass	✓	✓	✓		✓
Phil O’Connell, Jr.	✓	✓	✓	✓	✓
Neil Reger			✓
Victor Trotter	✓
Number of meetings		2	1	0	0

In 2017, the Board held three board meetings.

During 2017, all of the directors attended over 75% of the Board and committee meetings for which the directors served. GelTech does not have a policy regarding director attendance at annual shareholder meetings.

Director Independence

Our Board has determined that Messrs. Becker, Gutmann, Mass, Trotter and O’Connell are independent in accordance with standards under the Nasdaq Listing Rules. Our Board determined that as a result of being (or having a family member who was) employed as an executive officer, Messrs. Peter Cordani, Michael Reger and Neil Reger were not independent under the Nasdaq Listing Rules. The Board also considered: (i) the consulting arrangement with Mr. Gutmann prior to being appointed director in determining that Mr. Gutmann was independent and (ii) the research and development arrangement between the Company and Trotter Controls in determining that Mr. Trotter was independent.

Our Board has also determined that Messrs. Becker, Mass and O’Connell are independent under the Nasdaq Listing Rules independence standards for Audit Committee members and Compensation Committee members.

Committees of the Board of Directors

Audit Committee

The Audit Committee reviews GelTech’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert

Our Board has determined that Mr. Michael Becker is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the 2017 Equity Incentive Plan, which we refer to as the “Plan.”

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations. If we receive any shareholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Executive Committee

Our Executive Committee has the authority during intervals between the meetings of the Board to exercise all powers allowed under Delaware law and authority of the Board in the management of our business and affairs.  Our Executive Committee was not utilized in 2017.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Mrs. Darlene Cordani.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Mrs. Darlene Cordani, or by facsimile (561) 427-6182. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2017.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, the board seeks individuals with experience in the fire and utility industries, sales, legal and accounting skills and board experience.

Board Leadership Structure

Our Chief Executive Officer, who is also our Chief Technology Officer and founder of our technology, focuses his efforts on developing our products and technology.  Our President and Chairman of the Board, who is also our largest shareholder, focuses his efforts on the Company’s day-to-day operations. Because we are a small company and based on the skill set of these two individuals, we believe this leadership structure is most appropriate for us in order to face our challenges which include implementing our business and marketing plan and developing products that are commercially accepted.

Role of Board in Risk Oversight

Our risk management function is overseen by our Board. Our management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Peter Cordani, as our Chief Executive Officer, Michael Reger, our President and Michael Hull, our Chief Financial Officer, work closely together with the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are our ability to grow our business, marketing our products and the commercial acceptance of our products.

Related Person Transactions

The following related parties are employed at GelTech:

•

Peter Cordani’s sister-in-law is our controller and is paid $1,269 per week.

•

Peter Cordani’s mother is our receptionist and is paid $600 per week.

We believe that these salaries are at or are below the going rate of what such services would cost on the open market.

Mr. Michael Reger, son of Neil Reger, a director, is employed as President. Michael Reger has been paid no compensation for his employment with GelTech.

Since July 1, 2013, Michael Reger has purchased 13,358,971 shares of common stock for approximately $4,700,000. In connection with these purchases, Mr. Reger was issued 5,989,369 two year warrants with an exercise price of $2.00 per share.

On February 12, 2015, GelTech and Michael Reger, agreed to amend two outstanding notes held by Mr. Reger. The maturity date of Mr. Reger’s $1,000,000 (“1M Note”) and $1,997,483 (“2013 Note”) 7.5% convertible notes (collectively, the “Notes”) were extended to December 31, 2020. The maturity dates on the $1M Note and 2013 Note were originally July 11, 2018 and December 31, 2016, respectively. In consideration for extending the maturity dates, the Company amended the Notes to make them secured by all of the Company’s assets including its intellectual property and inventory and reduced the conversion price of the $1M Note to $0.35 per share.  In September 2017, Mr. Reger converted the 2013 Note into 5,707,095 shares of common stock.

In addition to the Notes (described above), since February 12, 2015, Mr. Reger has lent the Company $5,895,000 in consideration for the issuance of 7.5% secured convertible notes. The notes are convertible at prices ranging from $0.21 to $0.82 per share and mature on December 31, 2020. Repayment of these notes are secured by all of the Company’s assets including its intellectual property and inventory in accordance with a $6 million secured line of credit agreement between the Company and Mr. Reger. Additionally, in connection with these loans, the Company has issued Mr. Reger 7,828,382 two-year warrants exercisable at $2.00 per share.

Since July 1, 2013, Mr. Reger has been issued 6,949,952 shares of common stock in lieu of cash payments totaling $2,049,304 interest due under outstanding notes.

Prior to his appointment as a director, Mr. Gutmann served as a consultant for the Company. In consideration for those services, Mr. Gutmann was issued 100,000 warrants exercisable at $0.76 per share.

On January 22, 2016, the Company extended all of the outstanding warrants (3,968,258) set to expire in 2016 by 12 months. The warrants had an average exercise price of $1.94 per share. Of the warrants extended, approximately 2.4 million were beneficially owned by Messrs. Michael and Neil Reger, our president and a director. Subsequently, these warrants expired.

In 2017 and 2016, the Company paid Trotter Controls, a company controlled by Victor Trotter, a director, approximately $1,200 and $154,000, respectively, for a research and development project to design an onboard mixing apparatus for airtankers that scoop water from lakes and rivers.

In 2015 and extended in January 2016, the Company entered into a one-year Consulting Agreement with Synergy, a company controlled by Mr. Gary Nacht, a former executive officer, under which Mr. Nacht provided consulting services to the Company.  Synergy was paid $12,500 per month and received a 3% commission on the first $3.5 million of revenue generated by the Company of which Synergy was paid $36,178 from 2016 until its services were terminated in 2017.

Since becoming a 5% holder of the Company’s common stock, Mr. Warren Mosler has purchased 10,492,323 shares of common stock and 5,246,164 two-year warrants with an exercise price of $2.00 per share for an aggregate purchase price of $1,875,000.

In August 2017, the Company and Mr. Mosler entered into a Stock Purchase Agreement whereby Mr. Mosler committed to purchase up to $1,800,000 shares of the Company’s common stock until August 1, 2018, subject to Mr. Reger continuing to serve as an officer of the Company. The Company has the right to direct the investor to purchase up to $150,000 of shares in any calendar month. The price paid for the shares is the closing price of the Company’s common stock on the trading day immediately before the Company delivers its notice to Mr. Mosler. Mr. Mosler is not be obligated to make purchases under the agreement if the price is above $0.50 per share. Mr. Mosler has purchased 7,745,762 shares of common stock and 3,872,883 two-year warrants under the Stock Purchase Agreement, which is included in the share purchase amounts in the paragraph above.

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors of as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Directors and Named Executive Officers:
Common Stock	Peter Cordani (2)	2,624,336	3.0%

Common Stock	Daniel Simon (3)	15,000	*

Common Stock	Michael Hull (4)	551,500	*

Common Stock	Michael Becker (5)	730,000	*

Common Stock	David Gutmann (6)	320,000	*

Common Stock	Leonard Mass (7)	1,088,738	1.2%

Common Stock	Phil O’Connell, Jr. (8)	2,055,898	2.4%

Common Stock	Neil Reger (9)	2,216,297	2.6%

Common Stock	Victor Trotter (10)	120,000	*

Common Stock	Michael Reger (11)	63,091,918	56.6%

Common Stock	All directors and executive officers as a group (11 persons) (12)	72,733,687	61.8%

5% Shareholder:
Common Stock	Warren Mosler (13)	19,956,176	21.8%

———————

* Less than 1%.

(1)

Applicable percentages are based on 85,238,790 shares outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, SARs and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, GelTech believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options, SARs and warrants or options and warrants that have or will vest and become exercisable within 60 days.

(2)

Cordani: Mr. Cordani is a director and an executive officer. Includes shares held by North Carolina River Ridge II LLC, a company managed by Mr. Cordani. It owns 652,987 shares of common stock. Thus, under SEC rules, Mr. Peter Cordani is considered the beneficial owner as explained in Note (1). Also includes 1,700,000 shares issuable upon the exercise of vested options. Mr. Cordani is the trustee of three trusts which own 271,349 shares of GelTech. Does not include vested SARs which are out-of-the-money.

(3)

Simon: Mr. Simon is an executive officer. Includes 15,000 shares issuable upon the exercise of vested options. Does not include vested SARs which are out-of-the-money.

(4)

Hull: Mr. Hull is an executive officer. Includes 550,000 shares issuable upon the exercise of vested options. Does not include vested SARs which are out-of-the-money.

(5)

Becker: Mr. Becker is a director. Includes 698,333 shares issuable upon the exercise of vested options.

(6)

Gutmann: Mr. Gutmann is a director. Represents shares issuable upon the exercise of warrants and vested options.

(7)

Mass: Mr. Mass is a director. Includes 860,000 shares issuable upon the exercise of vested options and 15,000 shares issuable upon the exercise of warrants.

(8)

O’Connell: Mr. O’Connell is a director. Includes 990,000 shares issuable upon the exercise of vested options. Also includes: (i) 95,241 shares jointly held by Mr. O’Connell and his wife, (ii) 915,407 shares held by the Phil D. O’Connell, Jr. Revocable Trust, of which Mr. O’Connell is the trustee, (iii) 23,750 shares held by Mr. O’Connell’s wife and (iv) 40,500 shares held in trusts for Mr. O’Connell’s children, of which Mr. O’Connell is the trustee. Mr. O’Connell disclaims beneficial ownership of the securities held by his wife and this disclosure shall not be deemed an admission that he is the beneficial owner of the securities held by his wife.

(9)

Neil Reger: Mr. Reger is a director. Includes: (i) 756,593 shares of common stock and 207,143 shares issuable upon the exercise of warrants and 361,667 shares issuable upon the exercise of vested options directly held by Mr. Reger and (ii) 683,751 shares of common stock and 207,143 shares issuable upon exercise of warrants held by Mr. Reger’s wife.

(10)

Trotter: Mr. Mr. Trotter is a director. Represents shares issuable upon the exercise of vested options.

(11)

Michael Reger: Mr. Reger is an executive officer and a director. Includes 18,514,069 shares issuable upon the conversion of convertible notes and 7,803,633 shares issuable upon the exercise of warrants.

(12)

Total D&O: Includes securities beneficially owned by an executive officer who is not a Named Executive Officer under the SEC’s regulations.

(13)

Warren Mosler: Address is 3980 RCA Blvd. Ste. 8002, P.O. Box 31041, Palm Beach Gardens, FL 33420.  Includes 6,476,238 shares issuable upon exercise of warrants.

Director Compensation

We do not pay cash compensation to our directors for service on our Board and our employees do not receive compensation for serving as members of our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the Plan, our non-employee directors receive automatic grants of stock options as compensation for their services on our Board. Because we do not pay compensation to employee directors, Messrs. Peter Cordani and Michael Reger were not compensated for their service as directors in 2017.

Director Compensation

Name (a)	Option Awards ($)(d) (1)	Total ($)(j)
David Gutmann	14,150	14,150
Leonard Mass	16,981	16,981
Phil O’Connell, Jr.	18,396	18,396
Michael Becker	18,396	18,396
Neil Reger	15,565	15,565
Victor Trotter	14,150	14,150

———————

(1)

This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors. All of these “Option Awards” were granted to the directors in connection with automatic initial and/or annual grants made under the Plan.

Executive Compensation

The following information is related to the compensation paid, distributed or accrued by us to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers serving as of December 31, 2017 whose compensation exceeded $100,000, which we refer to as “Named Executive Officers.”

2017 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Bonus ($)(d)(1)	Option Awards ($)(f)(2)	All Other Compensation ($)(i)(3)	Total ($)(j)

Peter Cordani Chief Executive Officer and Chief Technology Officer	2017	202,797	75,000	65,833	7,200	350,830
	2016	212,056	38,125	-0-	7,200	257,381

Michael Hull Chief Financial Officer	2017	150,000	-0-	14,907	7,200	172,107
	2016	150,000	-0-	-0-	7,200	157,200

Daniel Simon Chief Operating Officer	2017	156,825	-0-	-0-	-0-	156,825
	2016	152,651	-0-	-0-	2,400	155,051

———————

(1)

Salary and Bonus: Represents cash compensation or discretionary bonus paid to the Named Executive Officers. See below for a description of Messrs. Cordani’s and Mr. Simon’s commissions.

(2)

Option Awards: The amounts in this column represents the fair value of the award as of the grant date as computed in accordance with FASB Accounting Standards Codification Topic 718. Represent options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the Named Executive Officer.

(3)

All Other Compensation: Represents car allowance.

Named Executive Officer Compensation Agreements

The chart below summarizes the terms and conditions of compensation agreements with our Named Executive Officers.

Executive	Term	Base Salary	Equity Grants
Peter Cordani	October 1, 2012 through October 1, 2020	$150,000 per year with increases if performance milestones are met (1)	800,000 stock appreciation rights (2) and 500,000 options

Daniel Simon	August 1, 2013 through July 31, 2018	$150,000 per year (3)	150,000 stock appreciation rights (4)

Michael Hull	August 14, 2017 through August 13, 2020	$150,000 per year (5)	125,000 options

———————

(1)

Base salary will increase to: (i) $170,000 upon GelTech generating $3,000,000 in revenue in any 12-month period, (ii) $190,000 upon GelTech generating $5,000,000 in any 12-month period and (iii) $200,000 upon GelTech generating $6,000,000 in any 12-month period.

(2)

Of the securities: (i) 200,000 vested immediately, (ii) 200,000 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 200,000 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 200,000 vest upon GelTech generating $6,000,000 in revenue in any 12-month period. The SARs are exercisable at $0.45 per share over a 10-year period.

(3)

Mr. Simon is also entitled to 4% commissions on sales generated by him. As of the date of this filing, Mr. Simon has been paid commissions of approximately $12,945.

(4)

Of the securities: (i) 50,000 vested immediately, (ii) 33,334 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 33,333 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 33,333 vest upon GelTech generating $6,000,000 in revenue in any 12-month period. The SARs are exercisable at $1.52per share over a 10-year period.

(5)

On August 14, 2017, the Company entered into a new three year employment agreement with Mr. Hull with no salary escalation clauses other than at the discretion of the Board.

The Compensation Committee has the discretion to increase each of the Named Executive Officers base salary. Any such discretionary increase must be based on profitability, positive cash flow or such other factors as the Compensation Committee deems important.  Additionally, the Compensation Committee will have the discretion to award each of the Named Executive Officers a bonus based upon job performance or any other factors determined by the Compensation Committee.

On January 23, 2015, GelTech approved an amendment to the Employment Agreement of Mr. Cordani.  In addition to his base salary, Mr. Cordani receives a 5% commission on the first $2 million of revenue generated by GelTech in 2015. Subsequently, this commission was extended until the end of 2016.  The amendment was effective as of January 1, 2015. As of the record date, Mr. Cordani had been paid an additional $138,280 as a result of this amendment. Additionally, on May 21, 2015, GelTech approved an amendment to Mr. Cordani’s Employment Agreement to extend the term of the Agreement an additional four years.

Termination Provisions

The table below describes the severance payments that Messrs. Cordani, Hull and Simon are entitled to in connection with a termination of their employment upon death, disability, dismissal without cause, or for Good Reason. All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986 (the “Code”) and the Regulations thereunder.

Death or Total Disability	One year base salary and all equity shall vest

Dismissal Without Cause or Termination by Executive for Good Reason (1)	Greater of one year base salary and continuation of base salary through the end of the remaining term of the agreement and all equity shall vest

———————

(1)

Good Reason is generally defined as the material diminution of the officers’ duties due to no fault of the executive or any other action or inaction that constitutes a material breach by GelTech under the Employment Agreements.

Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2017:

Outstanding Equity Awards As of December 31, 2017

Name (a)	Number of Securities Underlying Unexercised Securities (#) Exercisable (b)	Number of Securities Underlying Unexercised Securities (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Securities (#) (d)	Exercise Price ($) (e)	Expiration Date (f)

Peter Cordani	750,000	0	0	1.22	December 7, 2020
	175,000	0	0	0.81	September 19, 2021
	150,000	0	0	0.74	June 20, 2022
	200,000	0	600,000 (1)	0.45	October 1, 2022
	125,000	0	0	1.10	June 26, 2023
	0	0	250,000 (2)	1.30	July 28, 2023
	500,000	0	0	0.204	August 7, 2027

Daniel Simon	50,000	0	100,000 (3)	1.52	August 13, 2023
	5,000	0	0	1.30	August 30, 2023
	10,000	0	0	0.72	December 20,2023

Michael Hull	150,000	0	0	0.60	June 2, 2021
	150,000	0	0	0.74	September 19, 2021
	200,000	0	600,000 (1)	0.45	October 1, 2022
	125,000	0	0	1.10	June 26, 2023
	0	0	250,000 (2)	1.30	July 28, 2023
	125,000	0	0	0.185	August 16, 2027

———————

(1)

Of the stock appreciation rights (“SARs”): (i) 200,000 vested immediately, (ii) 200,000 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 200,000 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 200,000 vest upon GelTech generating $6,000,000 in revenue in any 12-month period.

(2)

Vests based on GelTech’s stock price meeting certain milestones.

(3)

Of the SARs: (i) 50,000 vested immediately, (ii) 33,334 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 33,333 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 33,333 vest upon GelTech generating $6,000,000 in revenue in any 12-month period. The SARs are exercisable at $1.52 per share over a 10-year period.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

•

Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•

A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term company results;

•

Awards are not tied to formulas that could focus executives on specific short-term outcomes;

•

Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient; and

•

Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Equity Compensation Plan Information Table

The following chart reflects the number of securities granted and the weighted average exercise price for our compensation plans as of December 31, 2017.

Name Of Plan	Aggregate Number of Securities Underlying Outstanding Options and Rights	Weighted Average Exercise Price Per Share ($)	Aggregate Number of Securities Available for Grant
Equity compensation plans approved by security holders (1)	11,191,340	0.82	—

Equity compensation plans not approved by security holders (2)	2,131,000	0.18	2,889,000

Total	13,322,340	0.72	2,889,000

———————

(1)

Includes stock options and SARs issued under the 2007 Equity Incentive Plan (the “Prior Plan”).  There will be no more awards issued under the Prior Plan.

(2)

Includes 2,111,000 stock options issued under the Plan.

PROPOSAL 2. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR

AUTHORIZED COMMON STOCK FROM 150 MILLION TO 200 MILLION SHARES

Our Board adopted a resolution to amend our Certificate of Incorporation, which we refer to as “Certificate,” to increase the number of shares of common stock that we are authorized to issue from 100,000,000 to 150,000,000 shares and has directed that the proposed amendment be submitted to our shareholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 155,000,000 to 205,000,000. The form of the amendment is attached as Annex A to this Proxy Statement. The amendment will replace Section 4 of our Certificate, with the following language:

4. The Company shall have the authority to issue:

(a) 200,000,000 shares of common stock, par value of $0.001 per share;

(b) 5,000,000 shares of preferred stock, par value $0.001 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

Purpose and Effect

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate. Our Certificate currently authorizes us to issue up to 150,000,000 shares of common stock and 5,000,000 shares of preferred stock. No shares of our common stock are held in treasury. Although we have no agreements to issue common stock in the future, we expect that we will need additional shares of common stock to grant options to existing and future GelTech employees as well as for other corporate purposes in order to grow our business.

The additional shares of common stock to be authorized after the amendment to the Certificate would have rights identical to the currently outstanding shares, except for effects incidental to increasing the number of outstanding shares, such as the dilution of current shareholders’ ownership and voting interests when shares are issued. Current shareholders have no preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership. Thus, should our Board elect to issue additional shares, existing shareholders would not have any preferential rights to purchase any shares.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate is not being recommended in response to any specific effort of which our Board is aware to obtain control of GelTech, and our Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

The Board recommends a vote “For” this proposal.

PROPOSAL 3. SHAREHOLDER ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Overview

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executives Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

In accordance with the Exchange Act requirements and Dodd-Frank, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is non-binding, our Board will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in 2017. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Our Board believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to GelTech’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

PROPOSAL 4. SHAREHOLDER VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation described in Proposal 3, pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our shareholders. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is non-binding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every three years.

PROPOSAL 5. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2018

Our Board has appointed Salberg & Company, PA (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2018. Salberg has been GelTech’s independent registered public accounting firm since 2008. Selection of GelTech’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of GelTech for ratification. However, GelTech is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of GelTech and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” this proposal.

The Audit Committee, which currently consists of Michael Becker, Leonard Mass, and Phil O’Connell, Jr., reviews GelTech’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

•

reviewed and discussed the audited financial statements with management;

•

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, which we refer to as the “PCAOB”;

•

received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with its independent registered public accounting firm its independence from us; and

•

in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC.

This report is submitted by the Audit Committee.

Michael Becker

Leonard Mass

Phil O’Connell, Jr.

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that GelTech files with the SEC.

It is not the duty of the Audit Committee to determine that GelTech’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and GelTech’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of GelTech independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

	2017	2016
	($)	($)
Audit Fees (1)	74,000	73,000
Audit Related Fees (2)	—	2,000
Tax Fees	—	—
All Other Fees	—	—
Total	74,000	75,000

———————

(1)

Audit fees – these fees relate to the audit of our financial statements and the review of our interim quarterly financial statements.

(2)

Audit related fees – these fees relate to consulting services for filings on Form S-1.

OTHER MATTERS

GelTech has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, GelTech will cancel your previously submitted proxy.

Annex A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF GELTECH SOLUTIONS, INC.

GelTech Solutions, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1.

Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2.

Section 4 of the Certificate of Incorporation is amended to read as follows:

The Company shall have the authority to issue:

(a)

200,000,000 shares of common stock, par value $0.001 per share; and

(b)

5,000,000 shares of preferred stock, par value $0.001 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

3.b

This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the ____ day of _____________, 2018 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the _____ day of ____________ 2018.

GELTECH SOLUTIONS, INC.

By:
______________, ______________

A-1

GELTECH SOLUTIONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – JUNE 18, 2018 AT 10:00 AM

VOTING INSTRUCTIONS
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Dated: ________________________, 201___

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Michael Reger, Peter Cordani and Michael Hull, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of GELTECH SOLUTIONS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., New York time on June 18, 2018, at GelTech’s headquarters, located at 460 Park Lane South, Suite 1, Jupiter, Florida 33458, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 (three years), and 5.  If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect members to GelTech’s Board of Directors.

Peter Cordani	FOR ☐	WITHHELD ☐	Leonard Mass	FOR ☐	WITHHELD ☐

Michael Becker	FOR ☐	WITHHELD ☐	Phil O’Connell, Jr.	FOR ☐	WITHHELD ☐

David Gutmann	FOR ☐	WITHHELD ☐	Neil Reger	FOR ☐	WITHHELD ☐

Michael Reger	FOR ☐	WITHHELD ☐	Victor Trotter	FOR ☐	WITHHELD ☐

2. To approve the amendment to GelTech’s Certificate of Incorporation to increase the authorized shares of common stock to 200,000,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve GelTech’s executive compensation.	FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s executive compensation, should be held every one, two or three years.	ONE ☐ TWO ☐ THREE ☐ ABSTAIN ☐

5. To ratify the appointment of GelTech’s independent registered public accounting firm for fiscal 2018.	FOR ☐ AGAINST ☐ ABSTAIN ☐

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